EXHIBIT 99.5

    THE DEFENSE BUSINESS OF
    HUGHES ELECTRONICS CORPORATION

    COMBINED STATEMENT OF INCOME AND
    PARENT COMPANY'S NET INVESTMENT
    THREE MONTHS ENDED MARCH 31, 1997 AND 1996
    (UNAUDITED)


                                               Three months ended March 31,
                                               ----------------------------
    (Dollars in Millions)                           1997          1996
    ========================================================================
    REVENUES
    Net Sales                                       $  1,674.5   $  1,527.4
    Other income (loss) - net                              4.9         (3.1)
    ------------------------------------------------------------------------
    TOTAL REVENUES                                     1,679.4      1,524.3
    ------------------------------------------------------------------------
    COSTS AND EXPENSES
    Cost of sales and other operating charges,
      exclusive of items listed below                  1,366.3      1,235.6
    Selling, general, and administrative expenses         92.6         80.8
    Depreciation and amortization                         35.9         32.8
    Amortization of GM purchase accounting
      adjustments related to Hughes Aircraft Company      25.3         25.3
    Interest expense                                      25.6         22.0
    ------------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                           1,545.7      1,396.5
    ------------------------------------------------------------------------
    INCOME BEFORE INCOME TAXES                           133.7        127.8
    Income taxes                                          61.5         59.3
    ------------------------------------------------------------------------
    NET INCOME                                            72.2         68.5
    ------------------------------------------------------------------------
    PARENT COMPANY'S NET INVESTMENT, BEGINNING OF
      PERIOD                                           4,823.0      4,680.2
    Net contributions from Parent Company                459.1        255.7
    Change in foreign currency translation adjustment     (2.5)        (4.4)
    ------------------------------------------------------------------------
    PARENT COMPANY'S NET INVESTMENT, END OF PERIOD   $ 5,351.8    $ 5,000.0
    ========================================================================
    Reference should be made to the Notes to Combined Financial Statements.



    THE DEFENSE BUSINESS
    OF HUGHES ELECTRONICS CORPORATION

    COMBINED BALANCE SHEET
    MARCH 31, 1997 AND DECEMBER 31, 1996


    (Amounts in Millions)                          (Unaudited)
    -----------------------------------------------------------------------
                                                    March 31,  December 31,
    ASSETS                                            1997         1996
    ========================================================================
    CURRENT ASSETS
    Cash and cash equivalents                         $   56.7     $   59.7
    Accounts and notes receivable (less allowances)      690.3        612.7
    Contracts in process, less advances and progress
      payments of $960.5 and $956.2                    1,663.8      1,581.2
    Inventories                                          408.1        337.7
    Deferred income taxes                                273.4        285.3
    Prepaid expenses                                      47.4         31.1
    ------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                               3,139.7      2,907.7
    ------------------------------------------------------------------------
    Property - Net                                     1,107.4      1,085.1
    Intangible Assets, net of amortization
      of $1,299.1 and 1,268.5                          2,970.4      2,907.4
    Investments and Other Assets - principally at
      cost (less allowances)                             138.9        128.2
    ------------------------------------------------------------------------
    TOTAL ASSETS                                    $  7,356.4   $  7,028.4
    ========================================================================


    LIABILITIES AND PARENT COMPANY'S NET INVESTMENT
    ========================================================================
    CURRENT LIABILITIES
    Accounts payable                                  $  298.3     $  278.3
    Advanced on contracts                                388.0        396.8
    Notes and loans payable                               99.6         94.5
    Accrued liabilities                                  881.7      1,119.4
    ------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                          1,667.6      1,889.0
    ------------------------------------------------------------------------
    LONG-TERM DEBT AND CAPITALIZED LEASES                 31.3         34.4
    ------------------------------------------------------------------------
    OTHER LIABILITIES AND DEFERRED CREDITS               179.5        174.4
    ------------------------------------------------------------------------
    DEFERRED INCOME TAXES                                126.2        107.6
    ------------------------------------------------------------------------
    PARENT COMPANY'S NET INVESTMENT                    5,351.8      4,823.0
    ------------------------------------------------------------------------
    TOTAL LIABILITIES AND PARENT COMPANY'S
      NET INVESTMENT                                 $ 7,356.4    $ 7,028.4
    ========================================================================
    Reference should be made to the Notes to Combined Financial Statements.



    THE DEFENSE BUSINESS OF
    HUGHES ELECTRONICS CORPORATION

    COMBINED STATEMENT OF CASH FLOWS
    THREE MONTHS ENDED MARCH 31, 1997 AND 1996
    (UNAUDITED)


                                                  Three months ended March 31,
                                                  ----------------------------
    (Dollars in Millions)                                 1997        1996
    ========================================================================
    CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                         $   72.2    $   68.5
    Adjustments to reconcile net income to net
       cash provided by operating activities
         Depreciation and amortization                     35.9        32.8
         Amortization of GM purchase accounting
           adjustments related to Hughes Aircraft
           Company                                         25.3        25.3
         Deferred income taxes and other                   30.5       (20.4)
         Change in other operating assets and liabilities
           Accounts receivable                            (63.1)       23.5
           Contracts in process                           (73.6)     (274.2)
           Inventories                                    (69.9)      (24.9)
           Accounts payable                                15.3       (15.5)
           Advances on contracts                           (8.8)       (1.3)
           Accrued and other liabilities                 (239.6)      (35.7)
           Other                                          (25.6)        7.9
    ------------------------------------------------------------------------
    NET CASH USED IN OPERATING ACTIVITIES                (301.4)     (214.0)
    ========================================================================
    CASH FLOWS FROM INVESTING ACTIVITIES
    Investment in companies, net of cash acquired        (143.3)      (28.7)
    Expenditures for property                             (30.0)      (28.6)
    Proceeds from disposal of property                      7.7         6.5
    Decrease in notes receivable                            2.9        14.7
    ------------------------------------------------------------------------
    NET CASH USED IN INVESTING ACTIVITIES                (162.7)      (36.1)
    ========================================================================
    CASH FLOWS FROM FINANCING ACTIVITIES
    Net increase in notes and loans payable                 5.1        14.3
    Increase in long-term debt                              7.4        17.5
    Decrease in long-term debt                            (10.5)       (7.3)
    Contributions from Parent Company                     459.1       255.7
    ------------------------------------------------------------------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES             461.1       280.2
    ========================================================================
    Net (decrease) increase in cash and cash equivalents   (3.0)       30.1
    Cash and cash equivalents at beginning of the period   59.7        15.7
    ------------------------------------------------------------------------
    CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD $   56.7    $   45.8
    ========================================================================
     Reference should be made to the Notes to Combined Financial Statements.



             THE DEFENSE BUSINESS OF HUGHES ELECTRONICS CORPORATION

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (Unaudited)

         NOTE 1:  BASIS OF PRESENTATION AND DESCRIPTION OF BUSINESS

         The accompanying unaudited combined financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments (consisting of only normal recurring items) which are necessary for a fair presentation have been included. The results for interim periods are not necessarily indicative of results which may be expected for any other interim period or for the full year.

         On January 16, 1997, HE Holdings, Inc., a wholly owned subsidiary of Hughes Electronics Corporation (Hughes), General Motors Corporation (GM), the parent of Hughes, and Raytheon Company (Raytheon) entered into various agreements (such agreements are referred to herein as the Merger Agreements) pursuant to which the defense business of Hughes (the Defense Business) will be spun-off to holders of GM's common stocks, followed immediately by the tax-free merger of the Defense Business with Raytheon. This transaction is subject to, among other things, the approval of GM's $1 2/3 par value and Class H stockholders, the approval of Raytheon's stockholders and the receipt of various regulatory approvals.

         The Defense Business is not a legal entity. The combined financial statements present the financial position, results of operations and cash flows of the Defense Business, which consists primarily of operations included in the Aerospace and Defense Systems segment of Hughes, certain other businesses identified in the Merger Agreements and certain Hughes Corporate assets, liabilities, income and expenses attributable to the Defense Business. The combined financial statements do not include certain other defense operations of Hughes which will not be merged with Raytheon, consisting principally of the defense business of Hughes currently reported in the Hughes Telecommunications and Space segment. All transactions and balances between the entities included in the combined financial statements have been eliminated. All Defense Business amounts due from or payable to other Hughes businesses, except for certain loans payable to affiliates which are included in notes and loans payable, have been reported in Parent Company's Net Investment.

         The combined financial statements include allocations of corporate expenses from Hughes including research and development, general management, human resources, financial, legal, tax, quality, communications, marketing, international, employee benefits and other miscellaneous services. These costs and expenses have been charged to the Defense Business based either on usage or using allocation methodologies which comply with U.S. Government cost accounting standards, primarily based upon total revenues, certain tangible assets and payroll expenses. Management believes the allocations were made on a reasonable basis; however, they do not necessarily equal the costs that the Defense Business would have incurred on a stand-alone basis. The financial information included herein may not necessarily reflect the financial position, results of operations and cash flows of the Defense Business on a standalone basis in the future.



         NOTE 2:  INVENTORIES

         Inventories are stated at the lower of cost or market, principally using the average cost method, and are comprised of the following:

                                                    March 31,  December 31,
         (Dollars in Millions)                        1997         1996
         =================================================================
         Productive material and supplies           $  64.2      $  63.5
         Work in process and finished goods           343.9        274.2
         -----------------------------------------------------------------
              Total                                 $ 408.1      $ 337.7
         =================================================================